
                                                                                                Exhibit 20 (a)

                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                 Final

                                                                                     Certificate Balance
                                                                               --------------------------------
                                                              Total            Percent             Balance
                                                         ----------------      -------         ----------------
Original Deal Parameter
-----------------------
Discounted Principal Balance                             1,231,231,519.20
Aggregate Net Investment Value                           1,231,231,519.20
Initial Certificate Balance                                                    100.00%         1,206,600,000.00
Percent of ANIV                                                                                           98.00%
Certificate Factor                                                                                    1.0000000
Certificate Rate
Weighted Average Coupon (WAC)                                        7.66%
Weighted Average Remaining Term (WAM)                                35.8
Servicing Fee Percentage                                             1.00%
Servicer Advance                                             2,825,418.78
Servicer Payahead                                            1,580,862.05
Reserve Fund:
  Initial Deposit Amount                                    30,780,787.98
  Specified Reserve Fund Percentage                                  2.50%
  Specified Reserve Fund Amount                             30,780,787.98
  Trigger Percentage                                                 5.00%
  Trigger Amount                                            61,561,575.96

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance                             1,231,231,519.20
Aggregate Net Investment Value                           1,231,231,519.20
Certificate Balance                                                                            1,206,600,000.00
Adjusted Certificate Balance                                                                   1,206,600,000.00
Percent of ANIV                                                                                           98.00%
Certificate Factor                                                                                    1.0000000
Servicer Advances                                             2,825,418.78
Servicer Pay Ahead Balance                                    1,580,862.05
Maturity Advances Outstanding                                            -
Cumulative Credit Losses to Date                                         -
Cumulative Reimbursed Credit Loss                                        -
Cumulative Residual Value Gain (Loss)                                    -
Cumulative Reimbursed Residual Value Losses                              -
Certificate Principal Loss Amount                                        -
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances
----------------------
  Discounted Principal Balance                           1,217,716,677.65
  Aggregate Investment Value                             1,231,231,519.20
  Certificate Balance                                                                          1,206,600,000.00
  Adjusted Certificate Balance                                                                 1,206,600,000.00
  Percent of ANIV                                                                                         98.00%
  Certificate Factor                                                                                  1.0000000
  Servicer Advance Balance                                   3,316,515.38
  Servicer Pay Ahead Balance                                 1,371,766.67
  Cumulative Credit Losses to Date                             (30,557.67)
  Cumulative Reimbursed Credit Loss                            (30,557.67)
  Cumulative Residual Value Gain (Loss)                                 -
  Cumulative Reimbursed Residual Value Losses                           -
  Certificate Principal Loss Amount                                     -
  Maturity Advances Outstanding                                         -
  Number of Current Contracts                                      56,141
  Weighted Average Coupon (WAC)                                      7.65%
  Weighted Average Remaining Term (WAM)                             34.79


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                    Final

                                                   Class A1          Class A1      Class A2         Class A2
                                                   Percent           Balance       Percent          Balance
                                                   --------       --------------   --------      --------------
Original Deal Parameter
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value
Initial Certificate Balance                        33.98%         410,000,000.00   53.87%        650,000,000.00
Percent of ANIV                                                            33.30%                         52.79%
Certificate Factor                                                     1.0000000                      1.0000000
Certificate Rate                                                            6.20%                          6.35%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                               410,000,000.00                 650,000,000.00
Adjusted Certificate Balance                                      410,000,000.00                 650,000,000.00
Percent of ANIV                                                            33.30%                         52.79%
Certificate Factor                                                     1.0000000                      1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances
----------------------
  Discounted Principal Balance
  Aggregate Investment Value
  Certificate Balance                                             410,000,000.00                 650,000,000.00
  Adjusted Certificate Balance                                    410,000,000.00                 650,000,000.00
  Percent of ANIV                                                          33.30%                         52.79%
  Certificate Factor                                                   1.0000000                      1.0000000
  Servicer Advance Balance
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                  Final

                                                   Class A3          Class A3      Class B           Class B
                                                   Percent           Balance       Percent           Balance
                                                   --------       -------------    -------        -------------
Original Deal Parameter
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value
Initial Certificate Balance                            6.03%      72,750,000.00       6.12%       73,850,000.00
Percent of ANIV                                                            5.91%                           6.00%
Certificate Factor                                                    1.0000000                       1.0000000
Certificate Rate                                                           6.45%                           6.75%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                               72,750,000.00                   73,850,000.00
Adjusted Certificate Balance                                      72,750,000.00                   73,850,000.00
Percent of ANIV                                                            5.91%                           6.00%
Certificate Factor                                                    1.0000000                       1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances
----------------------
  Discounted Principal Balance
  Aggregate Investment Value
  Certificate Balance                                             72,750,000.00                   73,850,000.00
  Adjusted Certificate Balance                                    72,750,000.00                   73,850,000.00
  Percent of ANIV                                                          5.91%                           6.00%
  Certificate Factor                                                  1.0000000                       1.0000000
  Servicer Advance Balance
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                  Final

                                                          Transferor Interest
                                                                Balance
                                                          --------------------
Original Deal Parameter
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value
Initial Certificate Balance                                      24,631,519.20
Percent of ANIV                                                           2.00%
Certificate Factor
Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                              24,631,519.20
Adjusted Certificate Balance                                     24,631,519.20
Percent of ANIV                                                           2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances
----------------------
  Discounted Principal Balance
  Aggregate Investment Value
  Certificate Balance                                            24,631,519.20
  Adjusted Certificate Balance                                   24,631,519.20
  Percent of ANIV                                                         2.00%
  Certificate Factor
  Servicer Advance Balance
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                  Final

Currently Monthly Collection Activity
Principal Collections                                    8,952,772.72
Prepayment in Full - Number                                        97
Prepayments in Full - Amount                             2,137,956.14
Reallocation - Number of Leases                                    65
Reallocation Payment                                     1,616,383.45
Interest Collections                                     9,741,908.39
Net Liquidation Proceeds - Credit Losses                   838,286.91
Non-recoverable Advances                                   (3,903.64)
Increase (Decrease) in Maturity Advances                            -
Net Liquidation Proceeds - Vehicle Sales                            -
Reimbursed Certificate Principal Losses                             -
Net Investment Income                                               -
                                                        -------------
Total Available                                         23,283,403.97

Increase (Decrease) in Servicer Advances                   491,096.60
(Increase) Decrease in PayAheads Held                      209,095.38
                                                                                      ANIV
Currently Monthly Operational Activity                       Vehicles                Balance
Inventory on Hand:
 Matured Lease Vehicle Inventory                                    0                         -
 Repossed Vehicle Inventory                                        93              2,021,407.86
                                                             --------              ------------
 Total Inventory on Hand                                           93              2,021,407.86
                                                             ========              ============

Residual Value Gain (Loss):
 Matured Lease Vehicle Inventory Sold                                                         -
 Net Liquidation Proceeds                                                                     -
 Net Residual Value Gain (Loss)                                                               -
 Cumulative Residual Value Gain (Loss) all periods                                            -

Liquidation of ChargeOffs and Repossessions:
 Liquidated Contracts                                              37
 Discounted Principal Balance                                                         807,729.24
 Net Liquidation Proceeds                                                            (838,286.91)
Recoveries - Previously Liquidated Contracts
                                                                                   --------------
 Aggregate Credit Losses for the Collection Period                                    (30,557.67)
                                                                                   ==============
 Cumulative Credit Losses for all Periods                                             (30,557.67)
                                                                                   ==============
 Repossessed in Current Period                                     94

Deliquent Contracts:                                         Accounts   Percent        ANIV        Percent
                                                             --------   -------        ----        -------
 31-60 Days Delinquent                                            435      0.77%    9,739,459.33      0.80%
 61-90 Days Delinquent                                             46      0.08%    1,228,416.82      0.10%
 Over 90 Days Delinquent                                            4      0.01%       85,371.83      0.01%
                                                             --------   -------    -------------   -------
 Total Deliquencies                                               485      0.86%   11,053,247.98      0.91%
                                                             ========   =======    =============   =======

                                                                                      Amount
Beginning Unreinvested Principal Collections
 Current Month Principal Collections                                               13,514,841.55
                                                                                   -------------
 Total Available                                                                   13,514,841.55
 Allocation to Subsequent Contracts and Lease Vehicles                                         -
                                                                                   =============
 Ending Unreinvested Principal Collections                                         13,514.841.55
                                                                                   =============


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                    Final

                                                                         Current         Annual
                                                                         Amount          Amount
                                                                     -------------   --------------
Capped and Uncapped Expenses:
Capped Contingent and Excess Liability Premiums                          13,530.52        13,530.52
Capped Titling Trust Administration Expenses                              1,250.00         1,250.00
Capped Securitization Trust Administration Expenses                         833.33           833.33
Uncapped Titling Trust Administration Expenses
Uncapped Securitization Trust Administration Expenses
                                                                         ---------        ---------
Total Capped and Uncapped Expenses                                       15,613.85        15,613.85
Paid Expenses                                                            15,613.85        15,613.85
Previous Unpaid Balance                                                                           -
Current Unpaid Balance                                                                            -

Servicers Fee Due:
Due from Previous Periods                                                        -
Due for this Period                                                   1,026,026.27
Paid this Period                                                     (1,026,026.27)
Service Fee Balance Due                                                          -
Supplemental Servicers Fees                                              65,596.74

                                                          Number      Scheduled          Sale           Average
Matured Vehicles Sold for                                  Sold       Maturities         Ratio           Loss
each Collection Period:                               ------------   -------------   --------------   ----------
Second Preceeding Collection Period
First Preceeding Collection Period
Current Collection Period
Three Month Average

                                                                                      Annualized
                                                                                       Average
                                                                                      Charge-Off
                                                                                         Rate
                                                                                     -------------
Ratio of Net Credit Losses to the Average Pool
Balance for Each Collection Period:
Second Preceeding Collection Period
First Preceeding Collection Period
Current Collection Period                                                                  (0.03%)
Three Month Average                                                                        (0.01%)

Ratio of Number of Contracts Delinquent 60 Days or
More to the Outstanding Number of Receivables as of
Each Collection Period (Includes Repossessions)
Second Preceding Collection Period                                                               -
First Preceding Collection Period                                                                -
Current Collection Period                                                                    0.09%
Three Month Average                                                                          0.03%

                                                        Class B          Class A           Total
Reserve Fund:                                           Amount           Amount           Amount
Beginning Balance                                     1,246,218.75   29,534,569.23   30,780,787.98
Withdrawal Amount
Transferor Excess
                                                      ------------   -------------   -------------
Ending Balance                                        1,246,218.75   29,534,569.23   30,780,787.98
                                                      ------------   -------------   -------------
Specified Reserve Fund Balance                        1,246,218.75   29,534,569.23   30,780,787.98
Release to Transferor
Cumulative Withdrawal Amount


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                   Final

                                                                          Certificate Balance
                                                                      ----------------------------
                                                          Total       Percent             Balance
                                                      ------------    -------           ----------
Certificate Interest Earned                                                              212,145.14
---------------------------
Interest:
--------
Interest Collections                                  9,741,908.39     98.00%
Prior Carryover Shortfall                                        -
Carryover Shortfall (Inc) Dec                                    -
Total Carryover Shortfall                                        -
Servicers Fee                                        (1,026,026.27)
Capped and Uncapped Expenses                            (15,613.85)
Non-recoverable Advances                                 (3,903.64)
B Certificate Interest Subordinated Inc (Dec)                    -
B Certificate Principal Subordinated Inc (Dec)                   -
                                                      ------------
Total Interest Available                              8,696,364.63
                                                      ------------
Interest on Carryover Shortfall                                  -
Interest on Certificate Principal Loss Amount                    -
                                                      ------------                      ----------
Interest Distributed/Allocated                        8,696,364.63                      212,145.14
                                                      ------------                      ----------
Principal: (Revolving Period memo only)
---------------------------------------
Principal Collections                                12,707,112.31
Liquidated Contracts                                    807,729.24
Accelerated Principal Distribution Amount                        -
Carryover Shortfall                                              -
Prior Carryover Shortfall                                        -
Total Carryover Shortfall                                        -
B Certificate Principal Subordinated Inc (Dec)                   -
                                                     -------------
Total Principal Distribution                         13,514,841.55
                                                     -------------
Certificate Principal Loss Amounts:
-----------------------------------
Previous Certificate Principal Loss Amount                       -
Current Certificate Principal Loss Amount               (30,557.67)
Reimbursed Certificate Principal Loss Amount             30,557.67
Ending Certificate Principal Loss Amount                         -
Class B Principal Subordinated:
-------------------------------
Beginning  Balance
Current increase (decrease)
Ending Balance
Class B Interest Subordinated:
------------------------------
Beginning  Balance
Current increase (decrease)
Ending Balance
Principal Distribution/Allocations:
-----------------------------------
Distribution - Current Period
Allocations - Current Period
Allocations - Not Disbursed Beginning of Period
Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
-----------------------------------
Distribution - Current Period                         8,514,777.17
Allocations - Current Period                            212,145.14                      212,145.14
Allocations - Not Disbursed Beginning of Period                  -                               -
Allocations - Not Disbursed End of Period               212,145.14                      212,145.14
Due to Trust - Current Period:
------------------------------
Total Distribution Amount                             8,514,777.17                               -
Total Allocation Amount                                 212,145.14                      212,145.14
                                                      ------------                      ----------
Total Due to Trust                                    8,726,922.30                      212,145.14
                                                      -----------                       ----------


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                  Final

                                                   Class A1       Class A1         Class A2         Class A2
                                                   Percent        Balance          Percent          Balance
                                                   ---------      ---------        ----------       ----------
Certificate Interest Earned                                       70,611.11                         114,652.78
---------------------------
Interest:
---------
Interest Collections
Prior Carryover Shortfall
Carryover Shortfall (Inc) Dec
Total Carryover Shortfall
Servicers Fee
Capped and Uncapped Expenses
Non-recoverable Advances
B Certificate Interest Subordinated Inc (Dec)
B Certificate Principal Subordinated Inc (Dec)
Total Interest Available
Interest on Carryover Shortfall
Interest on Certificate Principal Loss Amount
                                                                  ---------                         ----------
Interest Distributed/Allocated                                    70,611.11                         114,652.78
                                                                  ---------                         ----------
Principal: (Revolving Period memo only)
---------------------------------------
Principal Collections
Liquidated Contracts
Accelerated Principal Distribution Amount
Carryover Shortfall
Prior Carryover Shortfall
Total Carryover Shortfall
B Certificate Principal Subordinated Inc (Dec)
Total Principal Distribution
Certificate Principal Loss Amounts:
-----------------------------------
Previous Certificate Principal Loss Amount
Current Certificate Principal Loss Amount
Reimbursed Certificate Principal Loss Amount
Ending Certificate Principal Loss Amount
Class B Principal Subordinated:
-------------------------------
Beginning  Balance
Current increase (decrease)
Ending Balance
Class B Interest Subordinated:
------------------------------
Beginning  Balance
Current increase (decrease)
Ending Balance
Principal Distributions/Allocations:
------------------------------------
Distribution - Current Period
Allocations - Current Period
Allocations - Not Disbursed Beginning of Period
Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
-----------------------------------
Distribution - Current Period
Allocations - Current Period                                      70,611.11                        114,652.78
Allocations - Not Disbursed Beginning of Period
Allocations - Not Disbursed End of Period                         70,611.11                        114,652.78
Due to Trust - Current Period:
------------------------------
Total Distribution Amount
Total Allocation Amount                                           70,611.11                        114,652.78
                                                                  ---------                        ----------
Total Due to Trust                                                70,611.11                        114,652.78
                                                                  ---------                        ----------


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                              Final

                                                   Class A3       Class A3         Class B          Class B
                                                   Percent        Balance          Percent          Balance
                                                   --------       ---------        --------         ---------
Certificate Interest Earned                                       13,034.38                         13,846.88
---------------------------
Interest:
---------
Interest Collections
Prior Carryover Shortfall
Carryover Shortfall (Inc) Dec
Total Carryover Shortfall
Servicers Fee
Capped and Uncapped Expenses
Non-recoverable Advances
B Certificate Interest Subordinated Inc (Dec)
B Certificate Principal Subordinated Inc (Dec)
Total Interest Available
Interest on Carryover Shortfall
Interest on Certificate Principal Loss Amount
                                                                  ---------                         ---------
Interest Distributed/Allocated                                    13,034.38                         13,846.88
                                                                  ---------                         ---------
Principal: (Revolving Period memo only)
---------------------------------------
Principal Collections
Liquidated Contracts
Accelerated Principal Distribution Amount
Carryover Shortfall
Prior Carryover Shortfall
Total Carryover Shortfall
B Certificate Principal Subordinated Inc (Dec)
Total Principal Distribution
Certificate Principal Loss Amounts:
-----------------------------------
Previous Certificate Principal Loss Amount
Current Certificate Principal Loss Amount
Reimbursed Certificate Principal Loss Amount
Ending Certificate Principal Loss Amount
Class B Principal Subordinated:
-------------------------------
Beginning  Balance
Current increase (decrease)
Ending Balance
Class B Interest Subordinated:
------------------------------
Beginning  Balance
Current increase (decrease)
Ending Balance
Principal Distributions/Allocations:
------------------------------------
Distribution - Current Period
Allocations - Current Period
Allocations - Not Disbursed Beginning of Period
Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
-----------------------------------
Distribution - Current Period
Allocations - Current Period                                      13,034.38                         13,846.88
Allocations - Not Disbursed Beginning of Period
Allocations - Not Disbursed End of Period                         13,034.38                         13,846.88
Due to Trust - Current Period:
------------------------------
Total Distribution Amount
Total Allocation Amount                                           13,034.38                         13,846.88
                                                                  ---------                         ---------
Total Due to Trust                                                13,034.38                         13,846.88
                                                                  ---------                         ---------


                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of September 25, 1997 for the Collection Period of August 1, through August 31, 1997
                                                Final

                                                          Transferor Interest
                                                       -------------------------
                                                       Percent        Balance
                                                       -------     -------------
Certificate Interest Earned
---------------------------
Interest:
---------
Interest Collections                                   2.00%
Prior Carryover Shortfall
Carryover Shortfall (Inc) Dec
Total Carryover Shortfall
Servicers Fee
Capped and Uncapped Expenses
Non-recoverable Advances
B Certificate Interest Subordinated Inc (Dec)
B Certificate Principal Subordinated Inc (Dec)
Total Interest Available
Interest on Carryover Shortfall
Interest on Certificate Principal Loss Amount
                                                                    ------------
Interest Distributed/Allocated                                      8,484,219.50
                                                                    ------------
Principal: (Revolving Period memo only)
---------------------------------------
Principal Collections
Liquidated Contracts
Accelerated Principal Distribution Amount
Carryover Shortfall (Inc) Dec
Prior Carryover Shortfall
Total Carryover Shortfall
B Certificate Principal Subordinated Inc (Dec)
Total Principal Distribution
Certificate Principal Loss Amounts:
-----------------------------------
Previous Certificate Principal Loss Amount
Current Certificate Principal Loss Amount                              30,557.67
Reimbursed Certificate Principal Loss Amount
Ending Certificate Principal Loss Amount
Class B Principal Subordinated:
-------------------------------
Beginning  Balance
Current increase (decrease)
Ending Balance
Class B Interest Subordinated:
------------------------------
Beginning  Balance
Current increase (decrease)
Ending Balance
Principal Distributions/Allocations:
------------------------------------
Distribution - Current Period
Allocations - Current Period
Allocations - Not Disbursed Beginning of Period
Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
-----------------------------------
Distribution - Current Period                                       8,514,777.17
Allocations - Current Period
Allocations - Not Disbursed Beginning of Period
Allocations - Not Disbursed End of Period
Due to Trust - Current Period:
------------------------------
Total Distribution Amount                                           8,514,777.17
Total Allocation Amount                                                        -
                                                                    ------------
Total Due to Trust                                                  8,514,777.17
                                                                    ------------


    /S/ SYLVIA SHULER
-----------------------------
        Sylvia Shuler
    Controller-Operations
